*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.34

PG&E/AER Demand Response Agreement

DEMAND RESPONSE PURCHASE AGREEMENT

Between

PACIFIC GAS AND ELECTRIC COMPANY

(as “Buyer”)

and

ALTERNATIVE ENERGY RESOURCES, INC.

(as “Seller”)

DEMAND RESPONSE PURCHASE AGREEMENT

TABLE OF CONTENTS

ARTICLE 1: GENERAL DEFINITIONS		3

ARTICLE 2: GOVERNING TERMS AND CONDITIONS		6
2.1	Applicability and Eligibility	6
2.2	Effective Date and Delivery Term	7
2.3	Regulatory Changes	7
2.4	Contractual Arrangement Between Customer and Seller	7
2.5	Representation	7

ARTICLE 3: OBLIGATIONS AND DELIVERIES		8
3.1	Seller’s and Buyer’s Obligations	8
3.2	Commitment Level	9
3.3	Seller’s Portfolio	10
3.4	Resource Adequacy	11
3.5	Testing	11
3.6	Baseline Calculation	11
3.7	Seller’s Access to Customer Specific Use Data	12
3.8	Forecasting and Scheduling	12
3.9	Metering and Communications Equipment	14
3.10	Notification Equipment and Methods	15

ARTICLE 4: COMPENSATION; MONTHLY PAYMENTS		15
4.1	Monthly Option Premium Payment	15
4.2	Option Premium Price	15
4.3	Option Premium Payment and Performance Adjustments	16
4.4	Energy Price	17

ARTICLE 5: EVENTS OF DEFAULT; PERFORMANCE REQUIREMENT; REMEDIES		18
5.1	Events of Default	18
5.2	Additional Events of Default	19
5.3	Declaration of an Early Termination Date and Calculation of Settlement Amounts	19

ARTICLE 6: PAYMENT		20
6.1	Billing Period	20
6.2	Timeliness of Payment	20
6.3	Disputes and Adjustments of Invoices	20
6.4	Netting of Payments	21
6.5	Right to Offset	21
6.6	Payment Obligation Absent Netting	21

ARTICLE 7: CREDIT REQUIREMENTS		21
7.1	Collateral	21
7.2	Performance Assurance	22

i

7.3	Return of Performance Assurance	22
7.4	Letters of Credit	22
7.5	Guaranty	23

ARTICLE 8: LIMITATIONS OF LIABILITY; INDEMNIFICATION; REMEDIES		23
8.1	Limitation of Liability	23
8.2	Indemnification	24
8.3	Remedies	24

ARTICLE 9: FORCE MAJEURE		24

ARTICLE 10: REPRESENTATIONS AND WARRANTIES		25

ARTICLE 11: CONFIDENTIALITY		25

ARTICLE 12: MISCELLANEOUS		26
12.1	Choice of Law	26
12.2	Compliance with Law	26
12.3	Entire Agreement	26
12.4	Further Assurances	26
12.5	Publicity	26
12.6	No Dedication	27
12.7	Attorney’s Fees	27
12.8	Severability	27
12.9	Alternative Dispute Resolution	27

ARTICLE 13: NOTICES		29

APPENDICES

Appendix I:	Calculation of Customer Specific Energy Baseline

Appendix II:	Service Agreement List

Appendix III	Authorization to Receive Customer Information or Act on Customer’s Behalf

Appendix IV:	Calculation of Option Premium Payment

Appendix V:	Calculation of Energy Payment

Appendix VI	Form of Guaranty

ii

DEMAND RESPONSE PURCHASE AGREEMENT

This Demand Response Purchase Agreement (“Agreement”) is made and entered into by and between Pacific Gas and Electric Company (“PG&E” or “Buyer”) and Alternative Energy Resources, Inc. (“Seller”), on the latest signature date executed below. Seller and Buyer listed above are each individually considered a “Party” and collectively are considered the “Parties” to the Agreement. Defined terms not found in this Agreement shall have the meaning found in the most current CAISO tariff.

ARTICLE 1: GENERAL DEFINITIONS

1.1	“Affiliate”: means, with respect to any entity, any other entity (other than an individual) that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such entity. For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

1.2	“Bankrupt”: with respect to any entity, such entity: (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes an assignment or any general arrangement for the benefit of creditors, with the exception of debt financing arrangements with senior lenders, (iii) otherwise becomes bankrupt or insolvent (however evidenced), (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, which appointment is not dismissed within sixty (60) days, or (v) is generally unable to pay its debts as they fall due.

1.3	“Baseline”: the amount of capacity and energy use from Seller’s Portfolio from which demand reduction shall be measured as described in Section 3.6 and Appendix I.

1.4	“Business Day”: any day except a Saturday, Sunday, or a Federal Reserve Bank holiday. A Business Day shall open at 8:00 a.m. and close at 5:00 p.m. local time for the relevant Party’s principal place of business. The relevant Party, in each instance unless otherwise specified, shall be the Party from whom the notice, payment or delivery is being sent and by whom the notice or payment or delivery is to be received.

1.5	“CAISO”: the California Independent System Operator.

1.6	“Credit Rating”: with respect to any entity, on any date of determination, the respective ratings then assigned to such entity’s unsecured, senior long-term debt or deposit obligations (not supported by third party credit enhancement) by Standard & Poor’s Rating Group (“S&P”) (a division of McGraw-Hill, Inc.) or its successor , Moody’s Investor Services, Inc. or its successor (“Moody’s”) or other specified rating agency or agencies or if such entity does not have a rating for its unsecured, senior long-term debt or deposit obligations, then the rating assigned to such entity as its issuer rating by S&P or Moody’s.

1.7	“Commitment Level”: the amount of reduction in electric use by Customers in Seller’s Portfolio that Seller is obligated to provide in each hour relative to Baseline as further defined in Sections 3.1 and 3.2.

1.8	“CPUC”: the Public Utilities Commission of the State of California.

1.9	“CPUC Approval”: a final, non-appealable order issued by the CPUC approving this Agreement, without modification or condition unacceptable to either Party in its sole discretion, as reasonable and assuring the full recovery by Buyer of all of its costs hereunder, subject only to a review of the reasonableness of Buyer’s administration of this Agreement.

1.10	“Community Choice Aggregation Service” or “CCA”: .the PG&E service allowing a Customer to 1) purchase electric power, and 2) participate in additional energy efficiency or conservation programs, from non-utility entities called Community Choice Aggregators, all as defined in Electric Rule 1 of PG&E’s Tariff.

1.11	“Customer”: a person or entity receiving one of the following energy services from PG&E for final delivery and not for resell: bundled service, Direct Access service, or CCA Service .(all as defined in Electric Rule 1 of PG&E’s Tariff).

1.12	“Delivery Point”: NP 15 and/or ZP 26. If the current Delivery Point, which is part of the zonal market structure established by the CAISO that exists as of the date of this Agreement, is materially modified or replaced by the CAISO as a result of MRTU or a successor program, then the Delivery Point shall be as specified or determined by the CAISO.

1.13	“Delivery Month”: The period of time beginning on the first day, and ending at the end of the last day, of each month of each year designated in Sections 3.1 and 3.2.

1.14	“Delivery Term”: each calendar year designated in Article 2.

1.15	“Demand Response” or “DR”: As described more fully in Article 3, an option whereby Buyer has the right to call on and receive a reduction from Baseline.

1.16	“Direct Access”: the service provided by PG&E pursuant to Electric Rule 22 of PG&E’s Tariff which allows any end-use PG&E customer to elect to procure its electricity, and any other CPUC-authorized energy services, directly from non-utility entities known as electric service providers (as defined in Electric Rule 1 of PG&E’s Tariff).

1.17	“DR Event”: when buyer determines that system load conditions require a reduction in electric energy usage or a reduction in demand, where such period shall not be less than four (4) hours.

1.18	“DR Hours”: the hours ending (“HE”) 1200 to 1900, Pacific Prevailing Time (“PPT”), Monday through Friday, excluding NERC Holidays for the period that Demand Response must be available to the Buyer during the Delivery Month.

1.19	“Effective Date”: the date indicated in Section 2.2.

1.20	“Interest Rate”: for any date, the lesser of: (a) the per annum rate of interest equal to the prime lending rate as may from time to time be published in The Wall Street Journal under “Money Rates” on such day (or if not published on such day on the most recent preceding day on which published), plus two percent (2%), and (b) the maximum rate permitted by applicable law.

1.21	“MRTU” or “Market Redesign and Technology Upgrade”: the locational marginal pricing market system to be governed by the CAISO MRTU Tariff approved by the Federal Energy Regulatory Commission.

1.22

“NERC Holidays”: the following holidays recognized by the North American Electric Reliability Council, or a successor organization responsible for establishing reliability criteria and protocols: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Three of these days, Memorial Day, Labor Day, and Thanksgiving Day, occur on the same day each year. Memorial Day is the last Monday in May; Labor Day is the first Monday in September; and Thanksgiving Day is the fourth (4th) Thursday in November. New Year’s Day, Independence Day, and Christmas Day occur on the same date each year, but in the event any of these holidays occur on a Sunday, the “NERC Holiday” is celebrated on the Monday immediately following that Sunday; and if any of these holidays occur on a Saturday, the “NERC Holiday” remains on that Saturday.

1.23	“Notification Period”: the minimum amount of advance notice Buyer is obligated to provide Seller prior to a Dr Event.

1.24	“Performance Assurance”: the collateral to be provided by Seller in the form of either (i) cash, (ii) a Letter of Credit, or (iii) a guaranty all as more fully set forth in Article 7, Credit Requirements, or any other form of security acceptable to Buyer.

1.25	“PG&E Tariff”: the entire body of effective rates, rentals, charges, and rules, collectively, of PG&E, including title page, preliminary statement, rate schedules, rules, sample forms, service area maps, and lists of contracts and deviations, all as may be revised from time to time, and which can be found at www.pge.com/tariffs.

1.26	“RA Capacity”: the maximum amount of deliverable Commitment Level that qualifies for Buyer’s RAR.

1.27	“Resource Adequacy” or “RA”: the Buyer’s energy procurement obligations pursuant to CPUC Decisions 04-10-035 and 05-10-042, as may be amended from time to time by the CPUC, and/or replaced, and all other RA obligations established by any other entity , including the CAISO.

1.28	“Resource Adequacy Requirement” or “RAR”: The specific RA obligations or requirements Buyer must meet.

1.29	“Seller”: An entity, appointed by a Customer, to act as an aggregator on behalf of said Customer with respect to all aspects of the DR, including but not limited to: (1) the receipt of notices from Buyer; (2) the receipt of capacity and energy payments from Buyer; and (3) the payment of penalties to Buyer.

1.30	“Seller’s Portfolio”: “the eligible Customers with electric Service Agreements assembled by Seller for participation under this Agreement.

1.31	“Service Agreement”: An agreement denoted by a unique service identification number between PG&E and Customer to take retail electric service under one of PG&E’s filed tariffs as listed in the PG&E Tariff.

ARTICLE 2: GOVERNING TERMS AND CONDITIONS

2.1	Applicability and Eligibility

DR shall only be provided from Customers in Seller’s Portfolio that have an eligible Service Agreement with PG&E. Customers in Seller’s Portfolio must continue to take service from PG&E under the provisions of their otherwise applicable electric rate schedule. The Customers in the Seller’s Portfolio under this Agreement shall be allowed to seek TA/TI funding through the PG&E TA/TI programs, which include this Agreement.

2.1.1 The following Customers are eligible for participation in this DR Program; they must take service under a PG&E commercial, industrial, or agricultural electric rate schedule under PG&E’s Tariff:

2.1.1.1 Bundled Service Customers;

2.1.1.2 Customers with a Service Agreement for Direct Access, or CCA;

2.1.1.3 Customers with loads equal to or exceeding 200kW;

2.1.1.4 ***

2.1.2 The following Customers are not eligible for DR:

2.1.2.1 Customers that receive electric power from third parties, other than through Direct Access or CCA;

2.1.2.2 Customers billed via net-metering (“NEM”, “NEMFC”, “NEMBIO”, etc.)

2.1.2.3 Customers having Service Agreements for full or partial standby service;

2.1.2.4 Customers that are participating in other PG&E tariff or non-tariff DR programs (except for E-OBMC and E-POBMC); and

2.1.2.5 Residential Customers with capacity loads less than ***kW.

2.2	Effective Date and Delivery Term

The Agreement shall be effective on the latest date executed by the Parties (“Effective Date”) and the Agreement shall continue in full force and effect until the end of the last day of calendar year 2011. *** The foregoing notwithstanding, the Delivery Term shall not begin and neither Party shall have any obligation under Articles 3, 4, and 7 nor receive any benefit thereunder, until five Business Days subsequent to CPUC Approval of this Agreement, or the Parties having waived in writing the requirement for CPUC Approval. In the event CPUC approval is received after May 1, 2007, Buyer’s Option Premium Payment for the month in which CPUC approval is received shall be prorated based on the effective date of the Seller’s obligations as described above.

2.3	Regulatory Changes

If there is an MRTU, or the CPUC or other regulatory agencies institute regulatory changes that impact the terms of the Agreement, then within forty-five (45) days following the implementation of such changes, Buyer and Seller shall use their best commercial efforts to reach mutual agreement on all modifications to this Agreement necessary in order to remain compliant with such changes while retaining the original balance of benefits and obligations of the Parties. If, after forty-five (45) days, the Parties are unable to mutually agree on the changes required to ensure that this Agreement complies with regulatory requirements, then the Parties shall continue to perform under this Agreement and shall seek to reach agreement on the necessary modifications to the Agreement through the procedures described in the Alternative Dispute Resolution Article of this Agreement.

2.4	Contractual Arrangement Between Customer and Seller

The terms and conditions of the agreement governing the relationship between the Seller and a Customer with respect to such Customer’s participation in the DR program through such Seller are independent of Buyer. Any disputes arising between Seller and such Customer shall be resolved solely between Seller and Customer.

2.5	Representation

Seller represents and warrants that any DR shall be the result of an actual reduction in the Baseline.

ARTICLE 3: OBLIGATIONS AND DELIVERIES

3.1	Seller’s and Buyer’s Obligations

3.1.1 Seller shall provide and make available to Buyer, and Buyer shall purchase and pay for the Product checked in the list below, subject to call and dispatch parameters corresponding to such Product as set forth below:

Buyer shall have the right to call on the DR thus creating a DR Event in accordance with the following:

Check Appropriate Box Based on Election in Article 3.1	DR Product	Buyer’s Minimum Notice to Seller	Buyer’s Exercise Rights

☑	Day-of Product	No less than 30 minutes in advance of first hour called	At Buyer’s Discretion

☐	Day-ahead Product	No later than 3:00PM, PPT on the day before the operating day for which a Dr Event has been declared, in accordance with Article 3.8.4.	At Buyer’s Discretion

☐	Emergency Only Product	no less than 2 hours in advance of first hour called	Exercisable at Buyer’s discretion only in a CAISO Stage 1, 2, or 3 emergency, or local system emergency.

3.1.2 If Buyer provides timely Notice to Seller that it is implementing a DR Event, then Seller shall provide DR in accordance with the terms of Paragraph 3.2 below. Buyer and Seller agree that the provision and exercise of DR shall be subject to the following conditions:

•	Buyer may exercise DR no more than once per day.

•	If a DR Event is exercised by Buyer, Seller must provide a minimum of 4 consecutive DR Hours, up to a maximum of 6 DR Hours of reduction per day.

•

Buyer may exercise its rights to DR for up to a maximum of 50 DR Hours per calendar year. The 50 DR Hours can be spaced across the months of May through October, in accordance with the daily minimum/maximum levels noted above. Unused DR Hours in a calendar year cannot be banked and used in future years.

•	Buyer may call on, and Seller shall make available, DR on consecutive days.

•	Buyer shall only schedule the full Commitment Level.

3.2	Commitment Level

When Buyer exercises a DR Event, Seller shall cause a reduction in electric demand in Seller’s Portfolio that is equal to or greater than the DR Commitment Level specified in the table below.

DR Commitment Level Chart (all units in MW of demand)

Delivery Month and Year	2007	2008	2009	2010	2011
May	***	***	***	***	***

June	***	***	***	***	***

July	***	***	***	***	***

Aug.	***	***	***	***	***

Sept.	***	***	***	***	***

Oct.	***	***	***	***	***

***

Seller may adjust Commitment Levels as set forth in the following chart:

Commitment Level Milestones

Milestone Due Date	Milestone
On or before execution date	Seller shall establish the Commitment Levels for all months and years under the Agreement.

***	If CPUC Approval has not been received, Seller may revise the Commitment Levels for 2007 by between -***% and +***% from the levels in the table above as necessary to accurately reflect the composition of Seller’s Portfolio. Notwithstanding the foregoing, Seller may revise the Commitment Level for *** down to zero.

***	If CPUC Approval has not been received, Seller may further revise the Commitment Levels for 2007 by between -***% and +***% from the levels in the table above as necessary to accurately reflect the composition of Seller’s Portfolio, provided that the sum of the adjustments provide for above and in this paragraph do not exceed +/-***% of the Commitment Levels in the DR Commitment Level Chart above. Notwithstanding the foregoing, Seller may revise the Commitment Level for *** down to zero.

***	Seller may revise the Commitment Levels for each of the years 2008, 2009, 2010, and 2011 by between -***% and +***% from the levels ***.

***	Seller may revise the 2009 Commitment Levels by between -***% and +***% from the levels in effect on January 1, 2008 as necessary to accurately reflect the composition of Seller’s Portfolio.

***	Seller may revise the 2010 Commitment Levels by between -***% and +***% from the levels in effect on *** as necessary to accurately reflect the composition of Seller’s Portfolio.

***	Seller may revise the 2011 Commitment Levels by between -***% and +***% from the levels in effect on *** as necessary to accurately reflect the composition of Seller’s Portfolio.

Notwithstanding the above Commitment Level Milestones, Seller may, with the written consent of the Buyer, increase its Commitment Levels beyond the amounts shown in the table above, and by amounts exceeding the limits specified in the Commitment Level Milestones table above, by submitting a written request to Buyer. Buyer shall accept or reject Seller’s request within 30 calendar days of receipt by the Buyer.

3.3	Seller’s Portfolio

Seller must provide a list of Service Agreements used to create Seller’s Portfolio to the Buyer ***, in the form provided in Appendix II. Seller’s Portfolio shall be a minimum of 1 MW. Seller may revise the list of Service Agreements by providing Notice to Buyer of any such revision, and by providing Buyer with a fully revised List of Service Agreements ***. If Buyer determines that a Customer is ineligible for inclusion in Seller’s Portfolio under the criteria set forth in Article 2.1, Buyer shall so notify Seller within 5 business days of receipt of Seller’s written request to include such customer in Seller’s Portfolio. Buyer shall make its best effort to approve changes to Seller’s Portfolio as soon as practical, ***.

Seller may submit the list of Service Agreements to Buyer electronically in accordance with Article 13.

3.4	Resource Adequacy

Buyer has exclusive rights to all RA or RA Capacity related products such as capacity tags, capacity credits, or installed capacity (“ICAP”) products, associated with Seller’s DR. Seller shall comply with any CPUC or CAISO requirements for assigning RA associated with DR to Buyer. Seller and Buyer agree that throughout the Delivery Period the Parties shall consider all commercially reasonable actions, and execute any and all documents or instruments, reasonably necessary to enable Buyer to use the RA Capacity to satisfy Buyer’s RAR.

3.5	Testing

Buyer may periodically require Seller to demonstrate its ability to deliver its relevant Commitment Level, by conducting a test, the “DR Event Test”. Buyer may request a DR Event Test no more than twice per year. Each DR Event Test shall be scheduled ***. Upon receipt of Notice of DR Event Test from Buyer, Seller shall curtail load consistent with the relevant Commitment Level. The number of curtailment hours from DR Event Tests shall count as a part of the maximum available DR hours for a given year. Seller shall be compensated for a DR Event Test as described in Article 4.

If the DR Event Test results in a load curtailment less than the relevant Commitment Level, Seller shall have *** to correct the cause of such deficiency. Seller shall then request another DR Event Test (“DR Event Re-Test”). If the results of the DR Event Re-Test do not demonstrate that Seller is able to deliver ***% of the Commitment Level, the Seller’s Option Premium payment from the time of the DR Event Test deficiency forward for months in which there is no DR Event shall be based upon the higher of the load curtailment results between the failed DR Event Test and DR Event Re-Test. Notwithstanding the foregoing, Seller shall not count any curtailment hours resulting from the DR Event Re-Test toward the maximum available DR Hours for a given year.

3.6	Baseline Calculation

No later than *** following a Delivery Month in which there was a DR Event, Seller shall provide to Buyer a valid accounting of Customer Specific Energy Baseline (“CSEB”) ***, in a form of Appendix I. A CSEB shall be valid for purposes of participation if there are at least *** of interval data available. The CSEB for Seller’s Portfolio shall be the

*** The hourly load profile for Seller’s Portfolio on any given day during the DR Program shall be determined by ***.

The Seller’s CSEB shall be based on the methodology outlined above, and demonstrated in Appendix I.

3.7	Sellers Access to Customer Specific Use Data

For bundled Customers, or Direct Access Customers where Buyer is the MDMA, Seller shall provide Buyer with an “Authorization to Receive Customer Information or Act on Customer’s Behalf” in the form provided in Appendix III signed by the Customer for each Service Agreement associated with Seller’s Portfolio.

3.8	Forecasting and Scheduling

3.8.1 Monthly Delivery Forecast. *** before the beginning of *** during the Delivery Term, Seller shall provide a forecast *** of the Service Agreements that will be used to provide the DR for the following month (“Monthly Delivery Forecast”), broken down by Congestion Zone (i.e., NP-15 or ZP-26, as currently established by the CAISO) and designated by Customer group type: bundled, Direct Access or CCA. The Monthly Delivery Forecast shall include the amount of DR to be made available at customer meter. Seller shall provide Buyer with a copy of any and all updates to such forecast indicating a change in forecasted DR from the then-current forecast, or changes in the SC Identification of Customers ***. Such forecasts shall be sent in accordance with Notice provisions herein to both Buyer’s internet site and Day-Ahead Trading Desk email notification address:

Day-Ahead Trading Desk

Phone: 415-973-6222

Fax: 415-973-0400

Email: daenergy@pge.com

3.8.2 Change in Availability Notice

In the event that the Seller is unable to meet the Commitment Level requirements as set forth in this Agreement (a “Change in Availability”), Seller shall use commercially reasonable efforts to notify Buyer of any Change in Availability as soon as practical after the occurrence of such change. Buyer’s notice of Change in Availability shall include a written estimate of its expected duration and the causes of such Change in Availability. Seller shall also notify Buyer in writing upon the return of the DR availability to normal levels so as to meet the Commitment Level requirements set forth in this Agreement. The Change in Availability Notice shall be for information only and shall not release Seller from its obligations under this Agreement.

3.8.3 Bundled Customer Scheduling

Buyer shall be the Scheduling Coordinator (“SC”) or shall designate a qualified third party to fulfill such role for all portions of DR delivered to Buyer by Seller from Seller’s Portfolio which result from a bundled Customer; however, Seller shall remain responsible to follow monthly notification requirements as set forth in this Agreement and to cause and ensure that bundled Customers that are part of Seller’s Portfolio reduce energy use consistent with Seller’s DR obligations to Buyer set forth herein.

3.8.4 Direct Access Customer and CCA Customer Scheduling

Each of Seller and Buyer shall be its own SC with or shall designate a qualified third party to fulfill such role for all portions of DR delivered to Buyer by Seller from Seller’s Portfolio which result from a Direct Access Customer. Seller’s SC means the person or entity designated by Seller to perform the responsibilities and assume the obligations defined for a Scheduling Coordinator in the CASIO Tariff, including but not limited to paying the CAISO for any uninstructed deviation penalties. Buyer shall provide Seller with such data as may be necessary for Seller to carry out its responsibilities as Scheduling Coordinator. Seller shall be solely responsible for having the appropriate contractual or other arrangements with a SC and/or the ESP for each Direct Access Customer in Seller’s Portfolio to ensure that Buyer’s SC receives an amount of DR energy that is equal to the amount of energy reduction by the Direct Access Customer in Seller’s Portfolio during a DR Event. Each DR transaction so made shall be scheduled as a SC-to-SC trade, in accordance with the CAISO Tariff, to the congestion zone in which the Direct Access Customer is located. Seller is responsible for notifying the ESP for each such Direct Access Customer that the ESP will not be compensated by Buyer for SC-to-SC trades submitted as a result of a DR Event. Seller shall be responsible for any and all Distribution Losses attributable to each Service Agreement. Buyer shall have no obligation or liability of any kind with respect to any real-time deliveries or any uninstructed deviations. In the real-time market, all schedules by Seller shall be solely for the account of Seller, and shall be settled by Seller.

3.8.4.1

Direct Access Customer and CCA Customer — Day-Ahead Exercise: Buyer shall notify Seller either one (1) hour prior to the close of the day-ahead market as defined in the CAISO tariff, or by 3:00PM on the day before to the operating day for which a Dr Event has been declared. If Buyer notifies Seller one (1) hour prior to the close of the day-ahead market, Seller’s SC shall execute a SC to SC trade with Buyer’s SC for supply equal to Sellers’ Commitment Level associated with

Direct Access customers as described in the monthly submission in the Day-Ahead market. If Buyer notifies Seller by 3:00PM on the day before the operating day for which a Dr Event has been declared, Seller’s SC shall execute a SC to SC trade with Buyer’s SC for supply equal to Sellers’ Commitment Level associated with Direct Access customers as described in the monthly submission in the hour-ahead market.

3.8.4.2

Direct Access Customer and CCA Customer — Hour-Ahead Exercise: Buyer shall notify Seller no later than one (1) hour prior to the close of the hour-ahead market as defined in the CAISO tariff. Seller’s SC shall execute a SC to SC trade with Buyer’s SC for supply equal to Seller’s Commitment Level associated with Direct Access customers as described in the Monthly Delivery Forecast. If Buyer’s notice is less than one (1) hour prior to the close of the hour-ahead market as defined in the CAISO tariff, Seller has no requirement to schedule a SC to SC trade but will be responsible for reimbursing Buyer, to the extent Seller receives CAISO credits, for the received CAISO credits in accordance with Article 4.4.

3.8.5 Changes in Scheduling Protocol.

This Agreement is based on the best knowledge available to the Parties at the time of negotiations. The Parties recognize that electric system conditions may change and that the scheduling protocols may need modification in order for the benefits of DR to be fully utilized. The Parties agree to meet to discuss amendments to the Agreement to accommodate such changes. The provisions of this article, however, shall not be construed to modify the provisions of Article 2.3.

3.9	Metering and Communications Equipment

Each Customer that Seller plans to include in Seller’s Portfolio must have approved interval metering and approved metering communications equipment installed and operating prior to being included in Seller’s Portfolio. Approved interval metering is capable of recording usage in 15-minute intervals and being read remotely by Buyer.

If the Customer is receiving Direct Access service, then a Meter Data Management Agent (“MDMA”) may also read the Customer’s metering on behalf of the Customer’s ESP. ***.

For bundled service Customers with a maximum demand of 200 kW or greater for three consecutive months in the past 12 billing months, Buyer shall provide and install the metering and communication equipment at no cost to the Customer if metering and communication equipment are required. For other bundled service Customers, PG&E shall, if required, provide and install the metering equipment at the Customer’s expense pursuant to Electric Rule 2, Special Facilities.

Installation of approved interval metering and approved metering communications equipment for a Direct Access Customer is the responsibility of the Seller (in coordination with the Customer’s ESP or its MDMA). The metering and associated equipment must be installed in accordance with Electric Rule 22 of PG&E’s Tariff. If Buyer is the MDMA on behalf of the Direct Access Customer’s ESP, then no additional fees shall be required. If the Direct Access Customer uses a third-party MDMA, then the Seller shall be responsible for all costs associated with providing Buyer acceptable interval data on a daily basis, including any additional metering or communication equipment and any additional fees assessed by the Customer’s ESP. Acceptable interval data means “MV90 compatible” Revenue Settlement Quality Metering Data (“SQMD”) which can be electronically retrieved daily via telephone or modem, an analog or digital phone connection, or an IP address hookup.

3.10	Notification Equipment and Methods

Seller must have: (1) access to the internet and an e-mail address to receive event notification and (2) an alphanumeric pager that is capable of receiving a test message sent via the Internet. If a DR Event occurs, the Seller shall be notified of the event using one or more of the above-mentioned systems. Seller is solely responsible to notify its Customers of a DR Event.

ARTICLE 4: COMPENSATION; MONTHLY PAYMENTS

4.1	Monthly Option Premium Payment

If Buyer exercises a DR Event, DR Event Test, or DR Event Re-Test during a Delivery Month, the Option Premium Payment for such month shall be the sum of the Adjusted Hourly Option Premium Payment for such month as determined below and as further illustrated in Appendix IV. ***. If Buyer does not call a DR Event during a month, the Option Premium Payment for such month shall be equal to the product of the Commitment Level and Option Premium Price for such month.

4.2	Option Premium Price ($/kW-mo.)

	2007	2008	2009	2010	2011
May	$***	$***	$***	$***	$***

June	$***	$***	$***	$***	$***

July	$***	$***	$***	$***	$***

Aug.	$***	$***	$***	$***	$***

Sept.	$***	$***	$***	$***	$***

Oct.	$***	$***	$***	$***	$***

***.

4.3	Hourly Option Premium Payment and Performance Adjustments

If Buyer declares a DR Event during a Delivery Month, Buyer shall pay Seller an “Adjusted Hourly Option Premium Payment” or Seller shall pay Buyer an “Adjusted Hourly Option Premium Reduction” based on the Hourly Delivered DR Capacity Ratio as set forth in the following table:

Hourly Delivered Capacity Ratio	Adjusted Hourly Option Premium Payment Reduction Calculation
***	***

***	***

***	***

***	***

***.

***.

4.4	Energy Price:

If called on by Buyer, Seller shall be paid a DR Energy Price, as specified in the table below, for delivered DR. Seller shall not be paid unless a DR Event is declared by Buyer and meter data received by Buyer verifies and demonstrates that Seller’s Portfolio has reduced energy consumption associated with the DR.

The Energy Price in the table below is stated in $/kWh.

	2007	2008	2009	2010	2011
May	$***	$***	$***	$***	$***

June	$***	$***	$***	$***	$***

July	$***	$***	$***	$***	$***

Aug.	$***	$***	$***	$***	$***

Sept.	$***	$***	$***	$***	$***

Oct.	$***	$***	$***	$***	$***

***.

	2012	2013	2014	2015	2016
May	$***	$***	$***	$***	$***

June	$***	$***	$***	$***	$***

July	$***	$***	$***	$***	$***

Aug.	$***	$***	$***	$***	$***

Sept.	$***	$***	$***	$***	$***

Oct.	$***	$***	$***	$***	$***

If no DR Events were called during the Delivery Month, then the monthly Energy Payment is zero (0).

If one or more DR Events or a DR Event Test is called during the Delivery Month, the monthly Energy Payment shall be the sum of the Hourly Energy Payments. For all DR Events other than a Day-of exercise for a Direct Access Customer where an SC to SC trade was not performed due to insufficient notification time, the Hourly Energy Payment will be determined as follows:

i.	***

ii.	***

Buyer shall not, without having given its prior consent, pay Seller for Delivered EnergyHR that exceeds *** percent of the Seller’s Commitment Level in any hour.

Should, during a DR Event, an SC to SC trade (due to a Day-of exercise being supplied from a portion of the Sellers Portfolio supplied from Direct Access Customers) not be performed due to insufficient notification time, the Hourly Energy Payments to the Seller shall be based on the above formula and reduced to reflect the CAISO credit that would be expected to be paid to the Seller’s SC for generation equal to the portion of the Seller’s Commitment Level that is from Direct Access customers DR reduction. ***. Appendix V contains an example of how the energy payment is calculated for DR Event for Direct Access transactions where an SC to SC trade was not performed.

ARTICLE 5: EVENTS OF DEFAULT; PERFORMANCE REQUIREMENT; REMEDIES

5.1	Events of Default

An “Event of Default” shall mean, with respect to either Party (a “Defaulting Party”), the occurrence of any of the following:

(a)	failure to make any payment required pursuant to this Agreement when due if such failure is not remedied within three (3) Business Days after written notice;

(b)	any representation or warranty made by such Party herein is, or becomes, false or misleading in any material respect when made or when made or repeated;

(c)	failure to perform any material covenant or obligation set forth in this Agreement if such failure is not remedied within three (3) Business Days after written notice;

(d)	such Party or its guarantor becomes Bankrupt; or

(e)	such Party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee entity fails to assume all the obligations of such Party under this Agreement to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other Party.

5.2	Additional Events of Default

***.

5.3	Declaration of an Early Termination Date and Calculation of Settlement Amounts

(a) If an Event of Default during the initial five (5) year term with respect to Seller (the “Defaulting Party”) shall have occurred and be continuing, the other Party (the “Non-Defaulting Party”) shall have the right (i) to designate a day, no earlier than the day such notice is effective and no later than 20 days after such notice is effective, as an early termination date (“Early Termination Date”) to accelerate all amounts owing between the Parties and terminate this Agreement (“Early Termination”), (ii) withhold any payments due to the Defaulting Party under this Agreement and (iii) suspend performance. The Non-Defaulting Party shall calculate the “Settlement Amount” owed the Non-Defaulting Party as of the Early Termination Date, where:

Settlement Amount = [$***] x [the *** Commitment Level during a year] The Settlement Amount shall only be due and owing to the Non-Defaulting Party if the result of the Settlement Amount calculation is positive.

(b) ***

ARTICLE 6: PAYMENT

6.1	Billing Period

The calendar month shall be the standard period for all payments due and owing under this Agreement. As soon as practicable after the end of each month, the Seller shall render Buyer an invoice for the payment obligations, if any, incurred hereunder during the preceding month.

6.2	Timeliness of Payment

(a) Except as provided in subparagraph (b) or otherwise agreed by the Parties, all invoices under this Agreement shall be due and payable in accordance with each Party’s invoice instructions on or before the later of the twentieth (20th) day of each month, or tenth (10th) day after receipt of the invoice or, if such day is not a Business Day, then on the next Business Day. The charges under applicable PG&E electric rate schedules will not be adjusted for any Customer as a result of actions taken based upon this Agreement.

(b) If Comverge, Inc. is the sole guarantor of Seller’s Performance Assurance as provided in Subsection 7.5(i) Monthly Payments due Seller under Article 4 shall be payable in accordance with Seller’s invoice instructions on or before the later of the *** day after receipt of the invoice or, if such day is not a Business Day, then on the next Business Day.

6.3	Disputes and Adjustments of Invoices

A Party may, in good faith, dispute the correctness of any invoice or any adjustment to an invoice, rendered under this Agreement or adjust any invoice for any arithmetic or computational error within twelve (12) months of the date the invoice, or adjustment to an invoice, was rendered. In the event an invoice or portion thereof, or any other claim or adjustment arising hereunder, is disputed, payment of the undisputed portion of the invoice shall be required to be made when due, with notice of the objection given to the other Party. Any invoice dispute or invoice adjustment shall be in writing and shall state the basis for the dispute or adjustment. Payment of the disputed amount shall not be required until the dispute is resolved. Upon resolution of the dispute, any required payment shall be made within two (2) Business Days of such resolution along with interest accrued at the Interest Rate from and including the due date to but excluding the date paid. Inadvertent overpayments shall be returned upon request or deducted by the Party receiving such overpayment from subsequent payments, with interest accrued at the Interest Rate from and including the date of such overpayment to but excluding the date repaid or deducted by the Party receiving such overpayment. Any dispute with respect to an invoice is waived unless the other Party receives Notice within twelve (12) months after the invoice is rendered or any specific adjustment to the invoice is made. If an invoice is not rendered within two (2) months after the close of the month during for which the invoice was to be calculated, the right to payment for such performance is waived.

6.4	Netting of Payments

The Parties hereby agree that they shall discharge mutual debts and payment obligations due and owing to each other on the same date through netting, in which case all amounts owed by each Party to the other Party under this Agreement shall be netted so that only the excess amount remaining due shall be paid by the Party who owes it.

6.5	Right of Offset

To secure its obligations under this Agreement *** a present and continuing security interest in, and lien on (and right of setoff against), and assignment of, all cash collateral and cash equivalent collateral and any and all proceeds resulting therefrom or the liquidation thereof, whether now or hereafter held by, on behalf of, or for the benefit of, such Secured Party, and each Party agrees to take such action as the other Party reasonably requires in order to perfect the Secured Party’s first-priority security interest in, and lien on (and right of setoff against), such collateral and any and all proceeds resulting therefrom or from the liquidation thereof. Upon or any time after the occurrence or deemed occurrence and during the continuation of an Event of Default or an Early Termination Date, the Non-Defaulting Party may do any one or more of the following: (i) exercise any of the rights and remedies of a Secured Party with respect to all Performance Assurance, including any such rights and remedies under law then in effect; (ii) ***; (iii) draw on any outstanding Letter of Credit issued for its benefit; and (iv) liquidate all Performance Assurance then held by or for the benefit of the Secured Party free from any claim or right of any nature whatsoever of the Defaulting Party, including any equity or right of purchase or redemption by the Defaulting Party. The Secured Party shall apply the proceeds of the collateral realized upon the exercise of any such rights or remedies to reduce the Pledgor’s obligations under the Agreement (the Pledgor remaining liable for any amounts owing to the Secured Party after such application), subject to the Secured Party’s obligation to return any surplus proceeds remaining after such obligations are satisfied in full.

6.6	Payment Obligation Absent Netting

If no mutual debts or payment obligations exist and only one Party owes a debt or obligation to the other during the monthly billing period, that Party shall pay such sum in full when due.

ARTICLE 7: CREDIT REQUIREMENTS

7.1	Collateral

Upon or any time after the occurrence and during the continuation of an Event of Default wherein Seller is the Defaulting Party, Buyer may draw on the Performance Assurance.

Buyer shall apply the proceeds of the collateral realized upon the exercise of any such rights or remedies to reduce the Seller’s obligations under the Agreement (Seller remaining liable for any amounts owing to Buyer after such application), subject to the Buyer’s obligation to return any surplus proceeds remaining after such obligations are satisfied in full.

7.2	Performance Assurance

(a) To secure its obligations under this Agreement during the initial five (5) year term, beginning on the Effective Date and continuing until all amounts due and owing between the Parties at the end of the initial five (5) year term have been paid to the satisfaction of Buyer, Seller agrees to maintain Performance Assurance in an amount equal to:

[$***] times [the *** Commitment Level during the Delivery Term]

(b) ***

7.3	Return of Performance Assurance

Buyer shall promptly return the unused portion of Performance Assurance, including the payment of any interest due thereon, to Seller after the following have occurred: (a) the Agreement has been terminated; and (b) all payment obligations of the Seller arising under this Agreement have been met.

7.4	Letters of Credit

If Seller has provided a Letter of Credit pursuant to this Article 7, then Seller shall renew or cause the renewal of such outstanding Letter of Credit on a timely basis as provided in the Letter of Credit and in accordance with this Agreement. In the event the issuer of such Letter of Credit: (a) fails to maintain a Credit Rating of at least an *** by Moody’s and at least an *** by S&P, (b) indicates its intent not to renew such Letter of Credit, or (c) fails to honor Buyer’s properly documented request to draw on an outstanding Letter of Credit by such issuer, then the Seller shall either (i) provide a substitute Letter of Credit that is issued by a qualified bank acceptable to Buyer, other than the bank failing to honor the outstanding Letter of Credit, or (ii) post cash in each case in an amount equal to the outstanding Letter of Credit within five (5) Business Days after Buyer receives notice of such refusal (“Cure”), as applicable. If Seller fails to Cure or if such Letter of Credit expires or terminates without a full draw thereon by Buyer, or fails or ceases to be in full force and effect at any time that such Letter of Credit is required pursuant to the terms of this Agreement, then Seller shall have failed to meet the creditworthiness/collateral requirements of this Article. In all cases, the reasonable costs and expenses of establishing, renewing, substituting, canceling, increasing, reducing, or otherwise administering the Letter of Credit shall be borne by Seller.

7.5	Guaranty

If Seller chooses to provide a Guaranty of Performance Assurance to secure Seller’s obligations under this Agreement, it is to be in the form of Appendix VI executed by (i) Seller’s parent, Comverge, Inc., provided that Comverge, Inc. has a Credit Rating of at least BBB- from S&P and Baa3 from Moody’s or (ii) a third party that has a Credit Rating of at least BBB- from S&P and Baa3 from Moody’s if Comverge, Inc. does not have a Credit Rating of at least BBB- from S&P and Baa3 from Moody’s ***. If, during the Delivery Term, the guarantor does not maintain a credit rating of at least BBB- from S&P and Baa3 from Moody’s, then Seller is obliged to provide an alternate form of Performance Assurance within 5 days of the de-rating of the guarantor by either Moody’s or S&P.

ARTICLE 8: LIMITATIONS OF LIABILITY; INDEMNIFICATION; REMEDIES

8.1	Limitation of Liability

IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY SET FORTH HEREIN, EACH PARTY’S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. UNLESS EXPRESSLY HEREIN PROVIDED, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE.

THE PARTIES CONFIRM THAT THE EXPRESS REMEDIES AND MEASURES OF DAMAGES PROVIDED IN THIS AGREEMENT SATISFY THE ESSENTIAL PURPOSES HEREOF. FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY, THE OBLIGOR’S LIABILITY SHALL BE LIMITED AS

SET FORTH IN SUCH PROVISION AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED.

8.2	Indemnification

Each Party shall be solely responsible for and shall indemnify, defend and hold harmless the other Party, its parent and Affiliates including its officers, Board of Directors, agents, contractors, and employees thereof, against all losses, costs and expenses (including in-house and outside attorneys’ fees), claims, enforcement actions, judgments or other obligations or liabilities, resulting from injury to property or person, or a violation of a local, state or federal common law, statute or representation, arising from the indemnifying Party’s performance or nonperformance of its obligations under this Agreement; provided, however, that neither Party shall be obligated to indemnify the other Party against any losses, however caused, which arise in whole or in part from the sole negligence, or willful or criminal misconduct of that Party.

8.3	Remedies

The remedies of the Parties under this Agreement shall be cumulative. The Parties shall have all other rights and remedies not inconsistent herewith as provided by law, or in equity. No exercise by either Party of one right or remedy shall be deemed an election, and no waiver by either Party of any Event of Default shall be deemed a continuing waiver.

ARTICLE 9: FORCE MAJEURE

To the extent either Party is prevented by Force Majeure from carrying out, in whole or part, its obligations under the Agreement and such Party (the “Claiming Party”) gives notice and details of the Force Majeure to the other Party as soon as practicable, then, unless the terms of the Agreement specify otherwise, the Claiming Party shall be excused from the performance of its obligations with respect to this Agreement (other than the obligation to make payments then due or becoming due with respect to performance prior to the Force Majeure). The Claiming Party shall remedy the Force Majeure with all reasonable dispatch. The non-Claiming Party shall not be required to perform or resume performance of its obligations to the Claiming Party corresponding to the obligations of the Claiming Party excused by Force Majeure.

For the purposes of this Agreement “Force Majeure” shall mean, cover and include the following events or circumstances which prevents one Party from performing its obligations under this Agreement, which event or circumstance is not within the reasonable control of, or the result of the negligence of, the Claiming Party, and which, by the exercise of due diligence, the Claiming Party is unable to overcome or avoid or cause to be avoided including, without limitation, epidemics, landslides, floods, washouts, lightning, earthquakes.

ARTICLE 10: REPRESENTATIONS AND WARRANTIES

On the Effective Date, each Party represents and warrants to the other Party that:

(a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) it has all regulatory authorizations necessary for it to legally perform its obligations in accordance with this Agreement;

(c) the execution, delivery and performance of this Agreement are within its powers, have been duly authorized by all necessary action and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party or any law, rule, regulation, order or the like applicable to it;

(d) this Agreement constitutes its legally valid and binding obligation enforceable against it in accordance with its terms;

(e) it is not Bankrupt and there are no proceedings pending or being contemplated by it or, to its knowledge, threatened against it which would result in it being or becoming Bankrupt;

(f) there is not pending or, to its knowledge, threatened against it or any of its Affiliates any legal proceedings that could materially adversely affect its ability to perform its obligations under this Agreement;

(g) no Event of Default with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement;

(h) it is acting for its own account, has made its own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment, is not relying upon the advice or recommendations of the other Party in so doing, and is capable of assessing the merits of and understanding, and understands and accepts, the terms, conditions and risks of this Agreement; and

(i) it has entered into this Agreement in connection with the conduct of its business and it has the capacity or ability to perform hereunder.

ARTICLE 11: CONFIDENTIALITY

Neither Party shall disclose the terms or conditions of this Agreement to a third party (other than the Party’s or the Party’s Affiliates’ employees, lenders, counsel, accountants, advisors or ratings agencies who have a need to know such information and have agreed to keep such terms confidential) except in order to comply with any applicable law, regulation, or any exchange, or in connection with any court or regulatory proceeding or request applicable to such Party or any of its Affiliates, or as Buyer deems necessary in order to demonstrate the reasonableness of its actions to duly authorized governmental or regulatory agencies having jurisdiction over this Agreement, including, without limitation, the CPUC and Buyer’s Procurement Review Group; provided, however, each

Party shall, to the extent practicable, use reasonable efforts to prevent or limit the disclosure. Buyer agrees to take all commercially reasonable efforts to seek confidential treatment of any information it deems necessary to provide to the CPUC, will in turn treat the information as confidential. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, this confidentiality obligation. The confidentiality obligation hereunder shall not apply to any information that was or hereafter becomes available to the public other than as a result of a disclosure in violation of this Section. Notwithstanding the foregoing, a Party may disclose the terms and conditions of this Agreement to index publishers that aggregate and report such data to the public in the form of indices.

ARTICLE 12: MISCELLANEOUS

12.1	Choice of Law

The formation, interpretation and performance of this Agreement shall be governed by the laws of the State of California, without reference to principles of conflicts of laws.

12.2	Compliance with Law

This Agreement and the terms and conditions herein are subject to all present and future valid laws, orders, rules, and regulations of duly constituted authorities having jurisdiction. Buyer shall provide notice to Seller prior to filing any request for a change to its tariffs that would affect this Agreement.

12.3	Entire Agreement

This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, supersedes all prior discussions, agreements and understandings, whether oral or written, which the Parties may have in connection herewith and may not be amended or modified except by written agreement of the Parties, and shall not be modified by course of performance, course of conduct or usage of trade.

12.4	Further Assurances

Each Party shall do all necessary acts and make, execute, and deliver such written instruments as shall from time to time be reasonably necessary to carry out the terms of this Agreement.

12.5	Publicity

Any public statements, publicity or press releases concerning this Agreement and the transactions contemplated by this Agreement shall be jointly planned and coordinated by and between the Parties. Neither Party shall act unilaterally regarding such publicity or press releases without the prior written approval of the other Party, which approval shall not be unreasonably withheld.

12.6	No Dedication

Nothing in this Agreement shall be construed as a dedication by any Party of its respective facilities to the other Party or to or for the benefit of any third party. Both Parties may each construct such facilities on their respective systems, as they may deem necessary or appropriate in their sole discretion.

12.7	Attorneys’ Fees

Should any dispute arise regarding any term or provision of this Agreement or enforcement of any rights hereunder, or to collect any portion of the amount payable under this Agreement, then all litigation and collection expenses, witness fees, court costs and attorney’s fees shall be paid to the prevailing Party.

12.8	Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of that provision in any other jurisdiction.

12.9	Alternative Dispute Resolution

12.9.1 Intent of the Parties. Except as provided in the next sentence, the sole procedure to resolve any claim arising out of or relating to this Agreement or any related agreement is the dispute resolution procedure set forth in this Article Twelve. Either Party may seek a preliminary injunction or other provisional judicial remedy if such action is necessary to prevent irreparable harm or preserve the status quo, in which case both Parties nonetheless will continue to pursue resolution of the dispute by means of this procedure.

12.9.2 Management Negotiations.

(a) The Parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement or any related agreements by prompt negotiations between each Party’s Authorized Representative, or such other person designated in writing as a representative of the Party (each a “Manager”). Either Manager may request a meeting (in person or telephonically) to initiate negotiations to be held within ten (10) Business Days of the other Party’s receipt of such request, at a mutually agreed time and place. If the matter is not resolved within fifteen (15) Business Days of their first meeting (“Initial Negotiation End Date”), the Managers shall refer the matter to the designated senior officers of their respective companies (“Executive(s)”), who shall have authority to settle the dispute. Within five (5) Business Days of the Initial Negotiation End Date (“Referral Date”), each Party shall provide one another written notice confirming the referral and identifying the name and title of the Executive who will represent the Party.

(b) Within five (5) Business Days of the Referral Date, the Executives shall establish a mutually acceptable location and date, which date shall not be greater than thirty (30) days from the Referral Date, to meet. After the initial meeting date, the Executives shall meet, as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute.

(c) All communication and writing exchanged between the Parties in connection with these negotiations shall be confidential and shall not be used or referred to in any subsequent binding adjudicatory process between the Parties.

(d) If the matter is not resolved within forty-five (45) days of the Referral Date, or if the Party receiving the written request to meet, pursuant to subpart (b) above, refuses or does not meet within the ten (10) Business Day period specified in subpart (b) above, either Party may initiate mediation of the controversy or claim according to the terms of the following Section 12.3.

12.9.3 Mediation.

If the dispute cannot be so resolved by negotiation as set forth in Section 12.2 above, it shall be resolved at the request of any Party through a two-step dispute resolution process administered by the American Arbitration Association (“AAA”). As the first step, the Parties agree to mediate any controversy before a mediator from the AAA panel, pursuant to AAA’s commercial mediation rules, in San Francisco, California. Either Party may begin mediation by serving a written demand for mediation. The mediator shall not have the authority to require, and neither party may be compelled to engage in, any form of discovery prior to or in connection with the mediation. If within sixty (60) days after service of a written demand for mediation, the mediation does not result in resolution of the dispute, then the controversy shall be settled by arbitration conducted by a retired judge or justice from the AAA panel conducted in San Francisco, California, administered by and in accordance with AAA’s Commercial Arbitration Rules (“Arbitration”). The period commencing from the date of the written demand for mediation until the appointment of a mediator shall be included within the sixty (60) day mediation period. Any mediator(s) and arbitrator(s) shall have no affiliation with, financial or other interest in, or prior employment with either Party and shall be knowledgeable in the field of the dispute. Either Party may initiate arbitration by filing with the AAA a notice of intent to arbitrate within sixty days of service of the written demand for mediation.

12.9.4 Arbitration.

(a) At the request of a Party, the arbitrator shall have the discretion to order depositions of witnesses to the extent the arbitrator deems such discovery relevant and appropriate. Depositions shall be limited to a maximum of three (3) per Party and shall be held within thirty (30) days of the making of a request. Additional depositions may be scheduled only with the permission of the arbitrator, and for good cause shown. Each deposition shall be limited to a maximum of six (6) hours duration unless otherwise permitted by the arbitrator for good cause shown. All objections are reserved for the arbitration hearing except for objections based on privilege and proprietary and confidential information.

The arbitrator shall also have discretion to order the Parties to exchange relevant documents. The arbitrator shall also have discretion to order the Parties to answer interrogatories, upon good cause shown.

(b) Each of the Parties shall submit to the arbitrator, in accordance with a schedule set by the arbitrator, offers in the form of the award it considers the arbitrator should make. If the arbitrator requires the Parties to submit more than one such offer, the arbitrator shall designate a deadline by which time the Parties shall submit their last and best offer. In such proceedings the arbitrator shall be limited to awarding only one of the two “last and best” offers submitted, and shall not determine an alternative or compromise remedy.

(c) The arbitrator shall have no authority to award punitive or exemplary damages or any other damages other than direct and actual damages and the other remedies contemplated by this Agreement.

(d) The arbitrator’s award shall be made within nine (9) months of the filing of the notice of intention to arbitrate (demand) and the arbitrator shall agree to comply with this schedule before accepting appointment. However, this time limit may be extended by agreement of the Parties or by the arbitrator, if necessary. The California Superior Court of the City and County of San Francisco may enter judgment upon any award rendered by the arbitrator. The Parties are aware of the decision in Advanced Micro Devices, Inc. v. Intel Corp., 9 Cal. 4th 362 (1994) and, except as modified by this Agreement, intend to limit the power of the arbitrator to that of a Superior Court judge enforcing California Law. The prevailing Party in this dispute resolution process is entitled to recover its costs and reasonable attorneys’ fees.

(e) The arbitrator shall have the authority to grant dispositive motions prior to the commencement of or following the completion of discovery if the arbitrator concludes that there is no material issue of fact pending before him or her.

(f) Except as may be required by Law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

ARTICLE 13: NOTICES

13.1 Whenever this Agreement requires or permits delivery of a “Notice” (or requires a Party to “notify”), or requires the dissemination of other information, the Party with such right or obligation shall provide a communication to the other Party’s name and address as shown below, in the manner specified herein.

Seller:	Buyer:
Name: Alternative Energy Resources, Inc.	Name: Pacific Gas and Electric Company

All Notices:	All Notices:

Delivery Address:	Delivery Address:
120 Eagle Rock Ave, Suite 190	77 Beale Street, Mail Code N12E
East Hanover, NJ 07936	San Francisco, CA 94105-1702

Mail Address: (if different from above)	Mail Address:
P.O. Box 770000, Mail Code N12E San Francisco, CA 94177
Attn: Frank Evans (fevans@comverge.com)	Attn: Kelly A. Everidge (kabd@pge.com) Director, Contract Mgmt & Settlements
Phone: 973-947-6044	Phone: (415) 973-0070
Facsimile: 973-884-3503	Facsimile: (415) 973-9176

Duns:	Duns: 556650034
Federal Tax ID Number: 20-8061023	Federal Tax ID Number: 94-0742649

Invoices:	Invoices:
Attn: Kathy Pattillo (kpattillo@comverge.com)	Attn: Dennis Dyc-O’Neal (dwdh@pge.com)
Supervisor, Electric Settlements Reporting
Phone: 770-658-5004	Phone: (415) 973-4985
Facsimile:	Facsimile: (415) 973-2151

Scheduling:	Scheduling:
Attn: Frank Evans (fevans@comverge.com)	Attn: Kevin F. Coffee (kfc1@pge.com) Manager, Power Trading
Phone: 973-947-6044	Phone: (415) 973-7631
Facsimile: 973-884-3503	Facsimile: (415) 973-0400

Payments:	Payments:
Attn: Toria Simmons	Attn: Dennis Dyc-O’Neal (dwdh@pge.com)
Supervisor, Electric Settlements Reporting
Phone: 770-696-7660	Phone: (415) 973-4985
Facsimile: 770-696-7665	Facsimile: (415) 973-2151

Wire Transfer:	Wire Transfer:
BNK: ABA: ACCT:	BNK: Mellon Trust of New England, N.A. ABA: 011001234 Acct: 059994

Credit and Collections:	Credit and Collections:
Attn: Matthew Smith (msmith@comverge.com) Senior Counsel	Attn: Manager, Credit Risk Management
Phone: 770-658-5026	Phone: (415) 972-5244
Facsimile: 770-696-7665	Facsimile: (415) 973-7301

Contract Manager:	Contract Management:
Attn: Matthew Smith (msmith@comverge.com) Senior Counsel	Attn: Jeannette Woo (jxw7@pge.com) Manager, Contract Management
Phone: 770-658-5026	Phone: (415) 973-5097
Facsimile: 770-696-7665	Facsimile: (415) 973-2207

13.2 A Notice sent by facsimile transmission or e-mail will be recognized and shall be deemed received on the Business Day on which such Notice was transmitted if received before 5:00 p.m. PPT (and if received after 5:00 p.m. PPT, on the next Business Day) and a notice of overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent or such earlier time as is confirmed by the receiving Party. Either Party may periodically change any address, phone number, e-mail, or contact to which Notice is to be given it by providing written notice of such change to the other Party.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives.

BUYER: PACIFIC GAS AND ELECTRIC COMPANY		SELLER: ALTERNATIVE ENERGY RESOURCES, INC.

By:	/s/ William T. Morres	By:	/s/ Frank A. Magnotti

Name:	William T. Morres	Name:	Frank A. Magnotti

Title:	President & CEO	Title:	President & COO AGR Group

Date:	2-25-07	Date:	2-22-07

APPENDIX I

CALCULATION OF CUSTOMER SPECIFIC ENERGY BASELINE

[EXAMPLE – FOR ILLUSTRATION ONLY]

Exhibit 1

Customer Specific Energy Baseline (CSEB) Calculation

DR Event Date:	6/22/2006
Customer:
Service Address:
Account ID:
Service Agreement:
Rate Schedule:	E20S

	Average Maximum Demands (KW) from 11:00AM to 7:00PM
DATE	11:00-12:00	12:00-1:00	1:00-2:00	2:00-3:00	3:00-4:00	4:00-5:00	5:00-6:00	6:00-7:00	Check Max kw
6/8/06	1,343.52	1,349.86	1,367.82	1,374.03	1,378.12	1,396.44	1,356.48	1,338.08	10,904
6/9/06	1,364.85	1,369.40	1,404.72	1,422.27	1,443.56	1,430.28	1,371.51	1,355.94	11,163
6/12/06	1,310.94	1,322.19	1,319.49	1,320.66	1,300.09	1,341.68	1,334.70	1,316.70	10,566
6/13/06	1,314.14	1,339.60	1,313.86	1,294.56	1,307.52	1,338.08	1,300.23	1,301.04	10,509
6/14/06	1,312.88	1,354.46	1,389.78	1,404.63	1,407.33	1,395.76	1,349.91	1,335.46	10,950
6/15/06	1,347.66	1,377.45	1.399.82	1,426.59	1,444.28	1,423.04	1,412.05	1,396.08	11,227
6/16/06	1,395.99	1,460.70	1,519.78	1,545.98	1,542.74	1,520.19	1,467.50	1,445.94	11,899
6/19/06	1,373.00	1,401.89	1,427.44	1,435.00	1,434.78	1,421.78	1,413.32	1,387.26	11,294
6/20/06	1,462.05	1,442.79	1,458.36	1,504.66	1,540.40	1,541.48	1,534.09	1,505.70	11,990
6/21/2006	1,409.18	1,502.82	1,536.89	1,590.21	1,619.60	1,613.48	1,603.66	1,559.30	12,435

The 3-highest usage days:

HIGHEST KW DATES	11:00-12:00	12:00-1:00	1:00-2:00	2:00-3:00	3:00-4:00	4:00-5:00	5:00-6:00	6:00-7:00	Check Max kw
6/21/2006	1,409.18	1,502.82	1,536.89	1,590.21	1,619.60	1,613.48	1,603.66	1,559.30	12,435
6/20/06	1,462.05	1,442.79	1,458.36	1,504.66	1,540.40	1,541.48	1,534.09	1,505.70	11,990
6/16/06	1,395.99	1,460.70	1,519.78	1,545.98	1,542.74	1,520.19	1,467.50	1,445.94	11,899

Calculation for the average of the 3-highest usage days:

CSEB 10 Day Rolling Average for the previous 3 Highest Demand Days	1422	1469	1505	1547	1568	1558	1535	1504

Note: 6/10/06, 6/11/06, 6/17/06, 6/18/06 were weekends

APPENDIX II

SERVICE AGREEMENT LIST

Page __ of __ pages

Notice by Seller: Service Agreement List

Please Print or Type Clearly. If More Than One Page is Required, Please Continue on a Separate Page.

Seller Name: _______________________________________________________________________________

Effective Date for this List of Service Agreements: ________________________________

Does this List update a Previous Service Agreement List? Yes ☐ No ☐     If yes, attach a completed Additions/Deletions List

Line	DR (kW)	Customer Site Name	PG&E Service Agreement Number	Electric Meter Number	Service Address	Direct Access (DA), Community Aggregation (CCA), or Bundled Customer (B)	DA or CCA kW	Bundled kW	Zone (NP15 or ZP26)	Eligibility Verified by PG&E (Y/N)

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ADDITIONS/DELETIONS to the SERVICE AGREEMENT LIST

Page __ of __ pages

Notice by Seller

Please Print or Type Clearly. If More Than One Page is Required, Please Continue on a Separate Page.

Seller Name: _______________________________________________________________________________

Effective Date for this List of Additions/Deletions of Service Agreements: ________________________________

Line	Add/ Delete	Customer Site Name	PG&E Service Agreement Number	Electric Meter Number	Service Address	Direct Access (DA), Community Aggregation (CCA), or Bundled Customer (B)	DA or CCA kW	Bundled kW	Zone (NP15 or ZP26)	For Additions, Eligibility Verified by PG&E (Y/N)

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APPENDIX III

AUTHORIZATION TO RECEIVE CUSTOMER INFORMATION OR ACT ON

CUSTOMER’S BEHALF

A copy of the PG&E Form “Authorization to Receive Customer Information or Act On a Customer’s Behalf” is available at the link below. Scroll down to “Property Managers and Owners” and click on Item #3: “Authorization to Receive Customer Information or Act On a Customer’s Behalf

http://www.pge.com/customer_service/english_brochures/

APPENDIX IV

CALCULATION OF OPTION PREMIUM PAYMENT

Assumptions:

***

Calculation:

***

Adjusted Hourly Option Premium Payment with Reduction Charge:

***

Total Option Premium payments with Reduction Charges for month:

***

APPENDIX V

CALCULATION OF ENERGY PAYMENT

Assumptions:

***

Calculation:

***

Total Variable Payment = ***

CAISO Supply Payment Adjustment ***

***

Total Adjustment = ***

Total Variable Payment with Adjustments = ***

APPENDIX VI

FORM OF GUARANTY

GUARANTY AGREEMENT

1. Guaranty. For valuable consideration, *** without condition guaranty payment to Pacific Gas and Electric Company (“PG&E”), its successors and assigns, of all amounts owed to PG&E by Alternative Energy Resources, Inc. (“Principal”) pursuant to the Demand Response Purchase Agreement between PG&E and Principal and dated February __, 2007 (“Agreement”) in an aggregate amount set forth in paragraph 2 below (“Obligations”). The guaranty of Guarantor hereunder is a continuing guaranty of payment and not of performance when any amount is owing or when any of the Agreements is breached, without regard to whether such payment or performance obligation is contingent or absolute, liquidated or unliquidated. If at any time during the term of this guaranty agreement, Guarantor no longer satisfies the definition of “Credit Rating” (as such term is defined in the Agreement), PG&E may exercise its remedies under the relevant provisions of the Agreement.

2. Guaranty Limit. Except as expressly provided in this Paragraph 2, the liability of Guarantor hereunder shall not exceed an aggregate amount equal to *** in US dollars for principal, plus all interest that has accrued on any amount owed hereunder, to be paid to PG&E, its successors and assigns, and Guarantor hereby binds itself, its heirs, executors, administrators, successors and assigns, jointly and severally. In addition to the amounts for which payment is guaranteed hereunder, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by PG&E in enforcing this agreement or any action or proceeding arising out of or relating to this agreement.

3. Independent Liability. The liability of Guarantor hereunder is independent of any security for or other guaranty of payment received by PG&E in connection with the Agreement and is not affected or impaired by (a) any indebtedness of Principal to PG&E that exceeds Guarantor’s liability hereunder, or (b) any other guaranty as to amounts owed to PG&E by Principal, or (c) any partial payment by Principal or any other party acting under a separate guaranty, or (d) any dissolution, reorganization, or insolvency of Principal, or (e) any payment to PG&E by Principal that PG&E subsequently returns to Principal pursuant to court order in any bankruptcy or other debtor-relief proceeding, or (f) any indemnity agreement Principal may have from any party, or (g) any insurance that may be available to cover any loss. Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by virtue of any such debtor-relief proceeding involving Principal.

4. Termination. The term of this Guaranty is continuous unless terminated in accordance with the following requirements. This Guaranty may be terminated with regard to future transactions; provided that, Guarantor must provide PG&E with written notice of such termination, and any such termination shall become effective no earlier than sixty (60) calendar days from the date PG&E receives such written notice from Guarantor. Unless otherwise agreed in writing by PG&E, no such notice or termination shall release Guarantor from any liability as to any amount or performance that is at the time or may subsequently become owing under any Agreement entered into by PG&E and Principal while this Guaranty was in effect. Notwithstanding any other provision of this Guaranty to the contrary, *** shall be entitled to terminate this Guaranty, thereby being released from any obligation hereunder, upon substituting (i) a guaranty in substantially the same form as this Guaranty and from an entity satisfying the meaning of the term Credit Rating provided in the definitions set forth in the Agreement, or (ii) another form of Performance Assurance (as such term is defined in the Agreement) otherwise permitted to be substituted pursuant to the terms of the Agreement.

5. Waivers of Defenses by Guarantor. (a) Guarantor waives any right to require PG&E to (i) proceed against Principal (provided PG&E shall have first provided prior written notice of ten (10) days to Principal), (ii) proceed against or exhaust any security held from Principal or any other party acting under a separate agreement, or (iii) pursue any other remedy available to PG&E. (c) Guarantor waives any defense based on or arising out of any defense of Principal other than payment in full of the amount(s) owed or full and satisfactory performance of Principal’s obligations under the Agreements, including without limitation any defense based on or arising out of the disability of Principal. (d) Until all amounts owed by Principal to PG&E are paid in full, even though such amounts may in total exceed Guarantor’s liability hereunder, Guarantor shall have no right of subrogation, waives any right to enforce any remedy that PG&E has or may have against Principal, and waives any benefit of and any right to participation in any security from Principal now or later held by Guarantor. (e) Guarantor assumes all responsibility for keeping itself informed of Principal’s financial condition and all other factors affecting the risks and liability assumed by Guarantor hereunder, and PG&E shall have no duty to advise Guarantor of information known to it regarding such risks.

6. [LEFT INTENTIONALLY BLANK.]

7. No Waiver of Rights By PG&E. No right or power of PG&E under this agreement shall be deemed to have been waived by any act or conduct on the part of PG&E, or by any neglect to exercise a right or power, or by any delay in doing so, and every right or power of PG&E hereunder shall continue in full force and effect until specifically waived or released in a written document executed by PG&E.

8. Governing Law. This agreement is made under and shall be governed in all respects by the laws of the State of California, and its provisions may not be waived, altered, modified or amended except in writing executed by an officer of each of Guarantor and PG&E. If any provision of this agreement is held invalid under the laws of California, this agreement shall be construed as though the invalid provision has been deleted, and the rights and obligations of the parties shall be construed accordingly.

9. Construction. All parties to this agreement are represented by legal counsel. The terms of this agreement and the language used in this agreement shall be deemed to be the terms and language chosen by the parties hereto to express their mutual intent. This agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this agreement. No rule of strict construction will be applied against any person.

10. Notice. Any notice given hereunder by either Guarantor or PG&E shall be made by facsimile to the person and at the address specified by each party below for this purpose. Such notice shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if receipt is outside of the recipient’s normal business hours. Either party may periodically change any address to which notice is to be given it by providing notice of such change as provided herein.

If to Comverge:

Comverge, Inc.

Address: 3950 Shackleford Rd., Suite 400; Duluth, Georgia 30096

Attention: Michael Picchi

Telephone: 770-658-5042

Facsimile: 770-696-7665

***

If to PG&E:

Pacific Gas and Electric Company

77 Beale Street, MC B28L

San Francisco, CA 94105

Attention: Credit Risk Management Unit

Telephone: 415 972 5188

Facsimile: 415 973 7301

The Guarantors hereby execute this Guaranty:

Comverge, Inc.:

By:	/s/

Title:

Date:

***

***

Agreed to by PG&E for purposes of establishing the creditworthiness of Principal, as partial security for the Agreements.

For PG&E:

By:	/s/

Title:

Date: